UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 28, 2017
Brown & Brown, Inc.
(Exact Name of Registrant Specified in Charter)
Florida
(State or other jurisdiction of incorporation)

001-13619 (Commission File Number)	59-0864469 (I.R.S. Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, FL (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code (386) 252-9601
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On June 28, 2017, Brown & Brown, Inc. (the “Company”) entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with the lenders named therein, JPMorgan Chase Bank, N.A. as administrative agent, Bank of America, N.A., Royal Bank of Canada, and SunTrust Bank as co-syndication agents, and U.S. Bank National Association, BMO Harris Bank N.A., Fifth Third Bank, Wells Fargo Bank, National Association, and PNC Bank, National Association as co-documentation agents. The Amended and Restated Credit Agreement amended and restated the credit agreement dated April 17, 2014, among such parties (the “Original Credit Agreement”).
The Amended and Restated Credit Agreement:

•	extends the applicable maturity date in respect of the existing revolving credit facility (the “Facility”) in the amount of $800 million to June 28, 2022;

•	re-evidences the unsecured term loans in the amount of $400 million and extends the applicable maturity date in respect thereof to June 28, 2022;

•	includes various covenants, limitations and events of default customary for similar facilities for similarly rated borrowers; and

•	makes certain other revisions to the Original Credit Agreement.
As of the date of filing this Current Report on Form 8-K, there is $400 million outstanding under the Facility.
Some of the agents and lenders under the Facility or their affiliates have various other relationships with the Company and its subsidiaries involving the provision of financial services, including cash management, loans, letter of credit and bank guarantee facilities, investment banking and trust services.
The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Amended and Restated Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ending June 30, 2017.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.
(Registrant)

By: /s/ R. Andrew Watts

R. Andrew Watts
Executive Vice President, Treasurer and
Chief Financial Officer

Date: June 28, 2017